QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.3.5

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FOURTH AMENDMENT to the Loan and. Security Agreement, dated as of August 1, 2003, is entered into by and between CAPITAL TEMPFUNDS, INC., a North Carolina corporation (herein called "TEMPFUNDS") and STRATUS SERVICES GROUP, INC., a Delaware corporation (herein called "BORROWER").

RECITALS:

a)
TEMPFUNDS and BORROWER are parties to a Loan and Security Agreement dated December 8, 2000, as amended by that certain First Amendment to Loan and Security Agreement dated June 12, 2001, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of December 8, 2002, and as further amended by that certain Second Amendment to Loan and Security Agreement dated. as of April 10, 2003 (hereinafter referred to as the "Agreement").

b)
BORROWER and TEMPFUNDS have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

        IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.     The above recitals are true and correct and are incorporated herein by this reference.

        2.     Each of the terms defined in the Agreement unless otherwise defined herein, shall have the same meaning when used herein.

        3.     Item 5 of Schedule 1 is hereby deleted and replaced with the following:

          "5.   "Lock Box" as referred to in Section 1.23 means:

      Operations Center
      Post Office Box 601005
      Charlotte, NC 28260-1005

        and

      P.O. Box 79373
      City of Industry, CA 91716-9373

        And

      P.O. Box 15052
      Newark, NJ 07192"

        4.     Upon the effectiveness of this Amendment, each reference in the Agreement to the "Agreement", "hereunder"", "herein", "hereof", or words of like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment.

        5.     This Amendment shall be deemed to be a contract under and subject to and shall be construed for all purposes and in accordance with the laws of the State of North Carolina.

        6.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument,

        7.     Except as above amended, the Agreement shall continue in full force and effect, and is binding upon the Borrower without any setoffs, defenses or counterclaims of any kind whatsoever.

        IN WITNESS WHEREOF, the parties have executed and delivered this Amendment, which shall be effective with the date of the Amendment.

Witnesses:		STRATUS SERVICES GROUP, INC

/s/ GAIL JACKSON		By:	/s/ JOSEPH J. RAYMOND Joseph J. Raymond, President
/s/ MICHAEL MALTZMAN
STATE OF	New Jersey
COUNTY OF	Monmouth

        The foregoing instrument acknowledged before me this day of August, 2003, by Joseph J. Raymond, as President of Stratus Services Group, Inc., a Delaware corporation, on behalf of the corporation. He is personally known to me or has produced                                        as identification and did (did not) take an oath.

/s/ LYNNE K. MORRISON (Notary Signature)
(NOTARY SEAL)
LYNNE K. MORRISON (Notary Name Printed)
NOTARY PUBLIC, State of New Jersey No. 2078353 Qualified in Monmouth County Commission Expires July 28, 2005

CAPITAL TEMPFUNDS, INC. a North Carolina corporation

By:	JERRY O'NEIL

Title:	V.P.

STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

        The foregoing instrument was acknowledged before me this 5th day of August, 2003, by Jerry O'Neil, as V.P. of CAPITAL TEMPFUNDS, INC., a North Carolina corporation, on behalf of the corporation, He is personally known to me and (did not) take an oath.

/s/ M.L. ROTONDI (Notary Signature)

M.L. ROTONDI (Notary Name Printed)
NOTARY PUBLIC Commission No.
(NOTARY SEAL) [GRAPHIC OMMITTED] "OFFICIAL SEAL" Notary Public, North Carolina County of Mecklenburg M.L. Rotondi My Commission Expires 4/18/2005

REAFFIRMATION OF FIDELITY GUARANTY

        The undersigned hereby reaffirms his Fidelity Guaranty dated as of December 8, 2000, (the "Guaranty"), consent to the terms of the Fourth Amendment to Loan and Security Agreement and confirms that the Guaranty is in full force and effect, and is binding upon the undersigned without any setoffs, defenses or counterclaims of any kind whatsoever.

/s/ JOSEPH J. RAYMOND Joseph J. Raymond

QuickLinks

  Exhibit 10.3.5
FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
AGREEMENT
REAFFIRMATION OF FIDELITY GUARANTY